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                                                                   EXHIBIT 10.12

                        NAVITAS INTERNATIONAL CORPORATION
                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of ______ __, 2006 by and among (i) Navitas International Corporation, a Delaware corporation (the "Company"), and (ii) the undersigned parties listed under Investor on the signature page hereto (each, an "Investor" and collectively, the "Investors").

      WHEREAS, the Investors currently hold all of the issued and outstanding securities of the Company;

      WHEREAS, the Investors and the Company desire to enter into this Agreement to provide the Investors with certain rights relating to the registration of shares of Common Stock held by them;

      NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

      1. DEFINITIONS. The following terms shall have the meanings provided below or elsewhere in this Agreement as described below:

      "Agreement" means this Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

      "Board" shall mean the board of directors of the Company.

      "Business Combination" means any merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination consummated by the Company with an operating business, as described in the Company's Registration Statement on Form S-1 (File No. 333-130697), filed with the Securities and Exchange Commission on December 27, 2005, as amended from time to time.

      "Common Stock" shall mean the Company's common stock, par value $0.0001 per share.

      "Company" is defined in the Preamble to this Agreement.

      "Deferral Period" shall having the meaning ascribed thereto in Section 2(f)(2) hereof.

      "Demand Notice" shall have the meaning ascribed thereto in Section 2(a) hereof.

      "Demand Registration" shall have the meaning ascribed thereto in Section 2(a) hereof.

      "Demanding Investors" shall have the meaning ascribed thereto in Section 2(d) hereof.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

      "Holders' Counsel" shall have the meaning ascribed thereto in Section 4(a) hereof.

      "Investor" is defined in the Preamble to this Agreement.

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      "Maximum Number of Shares" shall have the meaning ascribed thereto in
Section 2(d) hereof.

      "Person" shall mean an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

      "Purchase Option" shall mean the Purchase Option, dated as of ______, 2006, issued by the Company to FTN Midwest Securities Corp.

      "Purchase Option Shares" shall mean the units issuable pursuant to the Purchase Option, the Common Stock and warrants included in such units and the Common Stock issuable upon exercise of such warrants.

      "Qualifying Investor" shall have the meaning ascribed thereto in Section 9 hereof.

      "Register" "registered" and "registration" shall mean a registration effected by preparing and filing a registration statement or similar document under the Securities Act, and such registration statement becoming effective.

      "Registrable Shares" shall mean, at the relevant time of reference thereto, the Shares then held by the Investors (including any warrants or shares of capital stock that were issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification or the like), provided, however, that the term "Registrable Shares" shall not include any of the Shares that (i) become eligible for resale without volume limitations pursuant to Rule 144, or
(ii) are sold pursuant to a registration statement that has been declared effective under the Securities Act by the SEC.

      "Registration Notice" shall have the meaning ascribed thereto in Section 2(a) hereof.

      "Release Date" shall mean the date of the Business Combination.

      "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

      "SEC" shall mean the U.S. Securities and Exchange Commission, or any other federal agency then administering the Securities Act or the Exchange Act.

      "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

      "Shares" shall mean shares of Common Stock.

      "Stock Escrow Agreement" shall mean that certain Stock Escrow Agreement, dated as of _____ __, 2006, among the Investors and Continental Stock Transfer & Trust Company.

      "Temporary Suspension Period" shall have the meaning ascribed thereto in
Section 2(a) hereof.

      "Withdrawal Period" shall having the meaning ascribed thereto in Section 2(f)(2) hereof.

      "Underwriter" shall mean a securities dealer who purchases any Registrable Shares as principal in an underwritten offering and not as part of such dealer's market-making activities.

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      2. DEMAND REGISTRATION.

            (a) Registration Upon Request; Limitations. If, at any time or from time to time on or after the Release Date, the Company shall receive from any Investor or Investors who hold at least fifty-one percent (51%) of the Registrable Shares a written request or requests (a "Demand Notice") that the Company effect a registration under the Securities Act (a "Demand Registration"), with respect to all or a part of the Registrable Shares owned by such Investor, then the Company will promptly give written notice of the proposed registration and the Investor's or Investors' request therefor to all other Investors ("Registration Notice"), and, as soon as practicable, use commercially reasonable efforts to effect such registration of all or such portion of such Investor's or Investors' or Registrable Shares as are specified in such request, together with all or such portion of the Registrable Shares of any other Investor or Investors joining in such request as are specified in a written request given within fifteen (15) business days after receipt of such written notice from the Company; provided, however, that the Company's obligation under this Section 2(a) shall be temporarily suspended if the Company has previously given a notice of the type specified in Section 2(f)(2) from the date the Registration Notice is received until the date the registration statement referred to in the Registration Notice is declared effective (the "Temporary Suspension Period"), so long as (i) the Temporary Suspension Period is no longer than ninety days (90) days, and (ii) the Investors are informed in writing that the Company's obligation under this Section 2(a) have been temporarily suspended in accordance with this provision; and provided, further, that the obligations of the Company under this Section 2(a) shall be subject to the limitations set forth in Sections 2(c), 2(d) and 2(f) below. The Company may include in any Demand Registration additional shares of Common Stock for sale for its own account or for the account of any other person who has been granted piggyback registration rights.

      If the Company receives conflicting instructions, notices or elections from two or more persons with respect to the same Registrable Shares, then the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Shares.

            (b) Selection of Underwriters. If a Demand Registration involves an underwritten offering, the Underwriter or Underwriters thereof shall be selected by the Company, provided that the Underwriter or Underwriters so selected shall be a nationally recognized investment banking firm or firms.

            (c) Limitation on Number of Registrations. The Company shall not be required to effect (i) more than two (2) Demand Registrations pursuant to
Section 2(a) and (ii) more than one (1) Demand Registration pursuant to Section 2(a) during any consecutive nine (9) month period; provided that such Stock Escrow Agreement will not serve to limit the number of the times the Investors may exercise their rights under this Agreement.

            (d) Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises the Company and Investors seeking a Demand Registration (the "Demanding Investors"), in writing that the dollar amount or number of shares of Registrable Shares which the Demanding Investors desire to sell, taken together with all other shares of Common Stock or other securities which the Company desires to sell, and the Common Stock, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights held by other stockholders of the Company who desire to sell their securities exceeds the maximum dollar amount or maximum number of shares that can be sold in such offerings, without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the "Maximum Number of Shares"), then the Company shall include in such registration: (i) first, the Registrable Shares as to which Demand Registration has been requested by the Demanding Investors (pro rata in accordance with the

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                                      -4-

number of shares of Registrable Shares which such Demanding Investor has requested be included in such registration, regardless of the number of Registrable Shares held by each Demanding Investor) that can be sold without exceeding the Maximum Number of Shares and the shares of Common Stock, if any, as to which registration has been requested pursuant to the Purchase Option;
(ii) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (iii) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock for the account of other persons that the Company is obligated to register pursuant to written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Shares, and (v) fourth, to the extent that the Maximum Number of Shares have not been reached under the foregoing clauses (i), (ii) and (iii), the shares of Common Stock that other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

            (e) Registrations on Form S-3. A holder of Registrable Shares may at any time and from time to time after the Release Date request in writing that the Company register the resale of any or all of such Registrable Shares on Form S-3 or any similar short-form registration that may be available at such time ("Form S-3"); provided, however, that: (a) the Company shall not be obligated to effect such request through an underwritten offering and (b) the Company shall not be obligated to effect such a request if the Company has within the preceding twelve (12) month period effected two (2) registrations on Form S-3. Upon receipt of such written request, the Company will promptly give written notice of the proposed registration to all other holders of Registrable Shares and, as soon as practicable thereafter, effect the registration of all or such portion of such holder's or holders' Registrable Shares, as the case may be, as are specified in such request, together with all or such portion of the Registrable Shares of any other holder or holders joining in such request as are specified in a written request given within five (5) Business Days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 2(e): (i) if Form S-3 is not available for such offering; or (ii) if the holders of the Registrable Shares, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Shares and such other securities (if any) at any aggregate price to the public of less than $500,000. Registrations effected pursuant to this
Section 2(e) shall not be counted as Demand Registrations effected pursuant to
Section 2(a).

            (f) Limitation on Company's Obligation. Notwithstanding anything in this Section 2 to the contrary, but in all events subject to the provisions of
Section 2(g) hereof, the Company shall not be obligated to effect any registration pursuant to Sections 2 and 3 hereof:

                  (1) if such Investor or Investors, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Shares and such other securities (if any) at an aggregate price to the public of less than $500,000; or

                  (2) if the Company shall furnish to the Investors a certificate signed by the President and Chief Executive Officer of the Company stating that the Board has made the good faith determination that a registration would require premature disclosure of material, nonpublic information concerning the Company, its business or prospects, that such premature disclosure would be materially adverse to the Company and that it is therefore essential to suspend or defer such registration, that the Company shall have the right either to suspend the use of an effective registration statement or defer the filing of a registration statement for a period of not more than ninety (90) days (the "Deferral Period"); provided, however, that the Company may not utilize this right more than once with respect to each registration request (or registration statement filed as a

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                                      -5-

result of a request) made pursuant to, and in accordance with this Section 2. If the Board makes the determination described in the preceding sentence, the Company shall give written notice of such determination to the holders of Registrable Shares. The Company shall notify the holders of the expiration of the Deferral Period and shall, if such registration statement requested pursuant to Section 2(a) has not yet been filed, cause the registration statement with respect to the Demand Registration to be filed on the fifth (5th) business day following the expiration of the Deferral Period (the "Withdrawal Period") (or, if registration on such date is not practicable, as promptly as possible thereafter) unless, prior to the expiration of the Withdrawal Period, the holders holding a majority of Registrable Shares to be included in any such Demand Registration not yet filed, by written notice to the Company, withdraw the request made under Section 2(a), in which case, such request shall not count as one of the Demand Registrations permitted hereunder and the Company shall pay all expenses in connection with such registration theretofor incurred in accordance with Section 6 hereof.

            (g) Limitation on Requests. Notwithstanding anything in this Section 2 to the contrary, (1) no Investor may request a registration pursuant to this
Section 2 within one hundred and eighty (180) days of the effective date of any other registration statement filed by the Company with the SEC pursuant to Sections 2 or 3; and (2) no Investor may request a Demand Registration pursuant to Section 2(a) at any time after the seventh (7th) anniversary of the Release Date.

      3. PIGGYBACK REGISTRATION.

            (a) If, at any time after the Release Date, the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases any registration pursuant to Section 2 hereof or any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors ten (10) days' prior written notice of its intent to do so, and such notice shall describe the proposed registration and offer such holders the opportunity to register such number of Registrable Shares as each such holder may request. Upon the written request of any Investor given within fifteen (15) days after the giving of any such notice by the Company, the Company shall use its commercially reasonable efforts to cause to be included in such registration the Registrable Shares of such selling Investor, to the extent requested to be registered, among all holders of Registrable Shares and other persons entitled to the inclusion of their shares in such registration, pro rata on the basis of the number of shares of Common Stock then owned or held by such selling Investor to all of the shares of Common Stock owned or held by all holders and other persons entitled to be included within such registration; provided that (i) the number of Registrable Shares proposed to be sold by such selling Investor is equal to at least fifty-one percent (51%) of the total number of Registrable Shares then held by such selling Investor, (ii) such selling Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and (iii) if the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising demand registration rights pursuant to any other agreement with the Company, the proposed managing Underwriter does not advise the Company that in its opinion the inclusion of such selling Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company or such party exercising demand registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, in which case the rights of such selling Investor shall be as provided in Section 3(b) hereof.

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            (b) If a registration pursuant to this Section 3 involves an underwritten offering and the managing Underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in this Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and/or any stockholders of the Company (other than the Investors) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Company and/or such stockholders of the Company with registration rights (other than the Investors), and (ii) second, the shares of Common Stock requested to be included in such registration by all other stockholders of the Company (including, without limitation, the Investors), pro rata among such other stockholders (including, without limitation, the Investors) on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

            (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under this Section 3 or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the Underwriters selected by the Company.

            (d) If the managing Underwriter or Underwriters for a piggyback registration that is to be an underwritten offering advises the Company and holder of Registrable Shares in writing that the dollar amount or number of shares of Common Stock which the Company desires to sell (taken together with (i) shares of Common Stock, if any, as to which registration has been demanded pursuant to written contractual arrangements with persons other than the holders of Registrable Shares hereunder, (ii) the Registrable Shares as to which registration has been requested under this Section 3, and (iii) the shares of Common Stock, if any, as to which registration has been requested pursuant to the written contractual piggyback registration rights of other stockholders of the Company) exceeds the Maximum Number of Shares, then the Company shall include in any such registration:

                  (1) If the registration is undertaken for the Company's account: (A) first, the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), subject to demand registration rights granted to the holders of the Purchase Option Shares, the shares of Common Stock, if any, including the Registrable Shares, as to which registration has been requested pursuant to written contractual piggyback registration rights of security holders (pro rata in accordance with the number of shares of Common Stock which each such person has actually requested to be included in such registration (including pursuant to the Purchase Option), regardless of the number of shares of Common Stock with respect to which such persons have the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares; and

                  (2) If the registration is a "demand" registration undertaken at the demand of persons other than holders of Registrable Shares pursuant to written contractual arrangements with such persons, (A) first, the shares of Common Stock for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause

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                                      -7-

(A), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Registrable Shares as to which registration has been requested under this Section 3 (pro rata in accordance with the number of shares of Registrable Shares held by each such holder or under the Purchase Option); and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and
(C), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggyback registration rights which other stockholders desire to sell that can be sold without exceeding the Maximum Number of Shares.

      4. OBLIGATIONS OF THE COMPANY. Whenever the Company is required under Sections 2 or 3 hereof to use its commercially reasonable efforts to effect the registration of any of the Registrable Shares of the Investors, the Company shall, as expeditiously as practicable:

            (a) Prepare and file with the SEC (not later than forty-five (45) days after receipt of a request to file a registration statement with respect to Registrable Shares pursuant to Section 2 hereof) a registration statement with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become and remain effective for the applicable period; provided, however, that, except to the extent otherwise provided in Section 2 hereof, the Company shall in no event be obligated to cause any such registration to remain effective for more than one hundred eighty
(180) days; provided further, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (i) use reasonable efforts to provide counsel selected by the holders of a majority of the Registrable Shares being registered in such registration ("Holders' Counsel") with an opportunity to participate in the preparation of such registration statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the SEC, and (ii) notify the Holders' Counsel of any stop order issued or threatened by the SEC and to take all reasonable action required to prevent the entry of such stop order or to remove it if entered;

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement;

            (c) Notify the Investors and Holders' Counsel (if any) promptly and, if requested by any Investor, confirm such advice in writing (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective, and (ii) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of a registration statement.

            (d) Furnish to the selling Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(e) hereof) as the selling Investors may reasonably request in order to facilitate the disposition of such Registrable Shares;

            (e) Notify the Investors and Holders' Counsel (if any), at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to such registration statement contains an untrue statement of a material fact or omits any fact necessary to

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                                      -8-

make the statements therein not misleading; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares until the Company has notified the Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 4(e) and deliver copies of same as above provided in
Section 4(d) hereof);

            (f) Use its commercially reasonable efforts to register and qualify such Registrable Shares under such other securities or Blue Sky laws of such jurisdictions as each selling Investor shall reasonably request and do any and all other acts or things that may be reasonably necessary or advisable to enable each selling Investor to consummate the public sale or other disposition in such jurisdiction of Registrable Shares, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process;

            (g) Use its commercially reasonable efforts to cause all Registrable Shares included in any registration to be listed on such exchanges or otherwise designated for trading in the same manner as similar securities issued by the Company are then listed or designated or, if no such similar securities are then listed or designated, in a manner satisfactory to the holders of a majority of the Registrable Shares that are included in such registration; and

            (h) Make available for inspection by any selling Investor, any managing Underwriter participating in any disposition pursuant to such registration statement, Holders' Counsel (if any) and any attorney, accountant or other agent retained by any such selling Investor or any managing Underwriter (each, an "Inspector" and collectively, the "Inspectors"), during regular business hours and upon reasonable advance notice, all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such registration statement, subject to obligations of confidentiality.

      5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Investors shall furnish to the Company, or the managing Underwriter, if any, such information regarding them and the Shares held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement and in connection with the Company's obligation to comply with federal and applicable state securities laws.

      6. EXPENSES OF REGISTRATION. All expenses incurred in connection with a registration pursuant to this Agreement (excluding underwriting commissions and discounts attributable to the Registrable Shares being sold by the holders hereof), including without limitation all registration and qualification fees, printing expenses, and fees and disbursements of counsel for the Company and one counsel for the selling Investors, shall be borne by the Company.

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                                      -9-

      7. INDEMNIFICATION. In the event that any Registrable Shares of the Investors are included in a registration statement pursuant to this Agreement:

            (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each selling Investor, any underwriter (as defined in the Securities Act) for the Company, and each officer, director, fiduciary, employee, member, general partner and limited partner (and affiliates thereof) of such selling Investor or such underwriter, each broker or other person acting on behalf of such selling Investor and each person, if any, who controls such selling Investor or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and, subject to the provisions of Section 7(c), the Company will reimburse on demand such selling Investor, such underwriter, such broker or other person acting on behalf of such selling Investor or such officer, director, fiduciary, employee, member, general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the selling Investors, any underwriter for them or controlling person with respect to them.

            (b) To the fullest extent permitted by law, each selling Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter for the Company (within the meaning of the Securities Act), and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with such registration; and, subject to the provisions of Section 7(c), such selling Investor will reimburse on demand any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the maximum amount of liability of each selling Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such selling Investor from the sale of Registrable Shares covered by such registration statement; and provided, further, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

            (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 7. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 7.

            (d) If the indemnification provided for in this Section 7 from the indemnifying party is applicable by its terms but unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

            (e) Notwithstanding anything in this Section 7 to the contrary, if, in connection with an underwritten public offering, the Company, the Investors and the Underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this Section 7 shall be deemed inoperative for purposes of such offering.

            (f) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified person at law or in equity.

      8. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the use of Section 2 hereof and the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Shares to the public without registration, the Company agrees to use commercially reasonable efforts to: (i) make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Shares without registration, and (iv) undertake any additional actions reasonably necessary to maintain the availability of a registration statement on Form S-3, including any successor or substitute forms, or the use of Rule 144.

      9. TRANSFER OF REGISTRATION RIGHTS. Except to the extent otherwise provided in Section 11(a) hereof, none of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Investor (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement. The term "Qualifying Investor" shall mean, with respect to any Investor, (i) any partner, member or shareholder thereof, (ii) any person, corporation or partnership controlling, controlled by, or under common control with, such Investor or any partner thereof, or (iii) any other direct transferee from such Investor of at least ten percent (10%) of our outstanding Common Stock. None of the rights of any Investor under this Agreement shall be transferred or assigned to any transferee of Shares pursuant to a "brokers transaction" within the meaning of Rule 144 under the Securities Act or an effective registration statement under the Securities Act. Upon transfer of Shares and rights in accordance with this Section 9, such Qualified Investor shall be deemed an "Investor" hereunder.

      10. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

      11. MISCELLANEOUS.

            (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the majority of the voting power of the Investors and the Company; provided that this Agreement may be amended or supplemented without notice to or consent of any Investor to (i) cure any ambiguity or omission or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions contained herein or (ii) add to the covenants of the Company such further covenants, restrictions or conditions for the benefit of the Investors.


            (b) This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction. The Company and the selling Investors irrevocably and unconditionally submit to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if such court does not have jurisdiction, the New York State Supreme Court in the Borough of Manhattan, in any action arising out of or relating to this Agreement, agree that all claims in respect of the action may be heard and determined in any such court and agree not to bring any action arising out of or relating to this Agreement in any other court. In any action, the Company and selling Investors irrevocably and unconditionally waive and agree not to assert by way of motion, as a defense or otherwise any claims that it is not subject to the jurisdiction of the above court, that such action is brought in an inconvenient forum or that the venue of such action is improper. Without limiting the foregoing, the Company and the selling Investors agree that service of process at each party's respective address as provided for in Section 11(d) below shall be deemed effective service of process on such party.


            (c) Each party hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement.

            (d) Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt requested. Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth on Exhibit A hereto, or to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received.

            (e) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction. All remedies, either under this Agreement or by law or otherwise afforded to any of the parties, shall be cumulative and not alternative.

            (f) This Agreement may be executed in a number of counterparts. All such counterparts together shall constitute one Agreement, and shall be binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

            (g) Except as contemplated in Section 9 hereof, this Agreement is intended solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person (including, without limitation, any stockholder or debt holder of the Company) other than the parties hereto.

            (h) If any provision of this Agreement is invalid, illegal or unenforceable, such provision shall be ineffective to the extent, but only to the extent of, such invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement, unless such a construction would be unreasonable.

            (i) This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees.

                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                    NAVITAS INTERNATIONAL CORPORATION

                                    By:
                                           -------------------------------------
                                    Name:  Parag G. Mehta
                                    Title: President and Chief Executive Officer

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                   -----------------------------
                                                Name: Vivek K. Soni

                                                ADDRESS:
                                                ________________________________

                                                ________________________________

                                                ________________________________

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                   -----------------------------
                                                Name: Parag G. Mehta

                                                ADDRESS:
                                                ________________________________

                                                ________________________________

                                                ________________________________

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                   -----------------------------
                                                Name: S.P. Kothari

                                                ADDRESS:
                                                ________________________________

                                                ________________________________

                                                ________________________________

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                   -----------------------------
                                                Name: Hemang Dave

                                                ADDRESS:
                                                ________________________________

                                                ________________________________

                                                ________________________________

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                   -----------------------------
                                                Name: N.L. Jain

                                                ADDRESS:
                                                ________________________________

                                                ________________________________

                                                ________________________________

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                   -----------------------------
                                                Name: G.N. Bajpai

                                                ADDRESS:

                                                ________________________________

                                                ________________________________

                                                ________________________________

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                   -----------------------------
                                                Name: Gaurav Gupta

                                                ADDRESS:
                                                ________________________________

                                                ________________________________

                                                ________________________________

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                    ----------------------------
                                                Name: Servjeet S. Bhachu

                                                ADDRESS:
                                                ________________________________

                                                ________________________________

                                                ________________________________

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                    ----------------------------
                                                Name: Julio E. Vega

                                                ADDRESS:
                                                ________________________________

                                                ________________________________

                                                ________________________________

                           COUNTERPART SIGNATURE PAGE

                                       TO

                          REGISTRATION RIGHTS AGREEMENT

Executed and delivered under seal as of the date first above written. This Counterpart Signature Page will be effective, and will become a part of the Agreement, immediately upon execution.

                                                INVESTOR:

                                                By:
                                                    ----------------------------
                                                Name: Michael D. Marvin

                                                ADDRESS:
                                                ________________________________

                                                ________________________________

                                                ________________________________

                                    Exhibit A

All correspondence to the Company shall be addressed as follows:

      Navitas International Corporation
      4 Dublin Circle
      Burlington, MA 01803
      Attention: Parag G. Mehta
      Chief Executive Officer
      Telecopier:  (781) 334-0113

with a copy to:

      Bingham McCutchen LLP
      150 Federal Street
      Boston, Massachusetts 02110
      Attention:  Julio E. Vega, Esq.
      Telecopier:  (617) 951-8736